UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 6, 2006
Motorcar Parts of America, Inc.
(Exact name of registrant as specified in its charter)

New York	0-23538	11-2153962

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

2929 California Street, Torrance, CA	90053

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 972-4005
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT 99.1

Item 1.01. Entry into a Material Definitive Agreement.
On December 6, 2006, Motorcar Parts of America, Inc. (the “Registrant”) entered into a second amendment to its employment agreement with Selwyn Joffe, its Chairman of the Board, President and Chief Executive Officer (the “Amendment”).
Under the Amendment, Mr. Joffe’s term of employment has been extended from March 31, 2008 to August 30, 2009. In addition, the Amendment modifies Mr. Joffe’s automobile allowance and expense reimbursement provisions. All other terms and conditions of Mr. Joffe’s employment remain unchanged.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits

Exhibit No.	Description
99.1	Amendment No. 2 to Employment Agreement (Selwyn Joffe)

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 7, 2006	MOTORCAR PARTS OF AMERICA, INC.
	By:	/s/ MICHAEL UMANSKY
Michael Umansky
Vice President and General Counsel